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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 2-91103




           SUPPLEMENT DATED SEPTEMBER 10, 2001 TO THE PROSPECTUS OF
                 MORGAN STANLEY CALIFORNIA TAX-FREE INCOME FUND
                            DATED FEBRUARY 28, 2001



     The second paragraph under the section of the Prospectus titled "FUND MANAGEMENT" is hereby replaced by the following:


     The Fund is managed by the Municipal Fixed-Income team. Current members of the team managing the Fund's portfolio include Joseph Piraro, a Vice President of the Investment Manager, Dennis Pietrzak, an Executive Director of the Investment Manager, and Joseph R. Arcieri, an Executive Director of the Investment Manager.